Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of St. Jude Medical, Inc. (the “Company”) on Form 10-K for the period ended December 29, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Daniel J. Starks, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL J. STARKS
Daniel J. Starks Chairman, President and Chief Executive Officer February 25, 2008